Exhibit 10.2



                              IONICS, INCORPORATED
                             1986 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                     (As amended through February 26, 2002)


1.         Purpose of Plan.
           ---------------

           This 1986 Stock Option Plan for Non-Employee Directors (hereinafter called the "Plan") of Ionics, Incorporated (hereinafter called the "Company") is intended to advance the interests of the Company by providing a means of attracting capable and qualified persons to serve as independent Directors, and encouraging such persons to continue to serve as Directors, through ownership of Common Stock of the Company.

2.         Definitions.
           -----------

          2.1 "Optionee" shall mean a person to whom a stock option has been granted under the Plan.

           2.2 "Subsidiary" shall mean a corporation, partnership or other entity whose controlling stock or other ownership interest is owned directly or indirectly by the Company.

3.         Effective Date.
           --------------

           The Plan will become effective immediately upon its adoption by the Board of Directors of the Company, subject, however, to approval by the holders of a majority of the outstanding shares of its capital stock having voting rights and present at the meeting when the matter is acted upon.




4.         Stock Subject to the Plan.
           -------------------------

           Subject to adjustment as provided herein below, the total number of shares of Common Stock, one dollar ($1.00) per share par value (hereinafter "Common Stock"), of the Company for which options may be granted pursuant to the Plan (hereinafter called the "Options" and each singly an "Option") shall not exceed 200,000 shares in the aggregate. Such shares may either be authorized and unissued shares of Common Stock or issued shares of Common Stock which have been reacquired by the Company and held as treasury shares. In the event that any Options granted under the Plan shall be surrendered to the Company or shall terminate, lapse or expire for any reason without having been exercised in full, the shares not purchased under such Options shall be available again for the purpose of issuance pursuant to the Plan.

           Each eligible Director shall be granted an Option to acquire 2,000 shares of Common Stock as provided in Section 6, subject to adjustment as provided hereinbelow, for each year of service as a Director of the Company.

           In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares, or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in stock, corresponding adjustments (as determined by the Board of Directors in their sole discretion to be appropriate) shall be made in the number and kind of shares as to which outstanding Options (or portions thereof then unexercised) and Options to be issued in the future pursuant to the terms of this Plan shall be exercisable, such that the proportionate interest of each Optionee shall be maintained as before the occurrence of such event. Such adjustments in outstanding Options shall be made without change in the aggregate total option price of Option then outstanding and unexercised, but with a corresponding adjustment in the option price per share.

5.         Administration of the Plan.
           --------------------------

           The Plan shall be administered by the Board of Directors of the Company or such committee composed of its Directors as may be delegated this duty and function by resolution of the Board of Directors (said Board or said Committee, as the case may be, being hereinafter referred to as the "Administrators"). A majority of the Administrators acting upon a particular matter shall have no personal interest in the Option or matter with which they are concerned.

           Subject to the express provisions of the Plan, the Administrators may
(1) construe the respective stock option agreements and the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan and make all other determinations necessary or advisable for administering the Plan, and (2) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any stock option agreement in the manner and to the extent they shall deem expedient to carry it into effect and (3) constitute and appoint a person or persons selected by them to execute and deliver in the name and on behalf of the Administrators all such agreements, instruments and other documents.

6.         Eligibility; Grant of Options.
           -----------------------------

           Only persons who hold office as Directors of the Company and who are not otherwise employees of the Company or of any of its Subsidiaries may be granted an Option under this Plan. Each Director of the Company who is not otherwise an employee of the Company or any Subsidiary shall be granted an Option to acquire 2,000 shares under the Plan with respect to his election to office, and to each year that he continues to serve as a Director of the Company. Each such Director shall be entitled to receive an Option to acquire 2,000 shares under the Plan immediately after the annual meeting of the stockholders at which he is first elected, and an additional Option to acquire 2,000 shares immediately upon completion of each next successive year in office. A Director who assumes office at a time other than an annual meeting of stockholders shall be entitled to receive his initial Option to acquire 2,000 shares under the Plan immediately after the annual meeting of stockholders next following his assumption of office. For purposes of the Plan, a Director shall be considered to have completed a "year in office" on the date of each annual meeting of stockholders while he continues in office; provided, however, that if the interval between any two such annual meetings is greater than 395 days, a Director shall be considered to have completed a "year in office" for purposes of the Plan on the 395th day after the preceding year's annual meeting of stockholders, rather than on the date of the second of the two such annual meetings.



7.         The Option Price.
           ----------------

           The price payable upon exercise of an Option granted hereunder shall be the fair market value at the date of grant of the shares covered by the Option. For purposes of the Plan, if the Common Stock of the Company is listed for trading on the New York Stock Exchange (or any other registered stock exchange), the fair market value of the shares shall be equal to the last sale price for the Common Stock on such exchange on the trading day next preceding the date of grant of an Option.

           The Option exercise price shall be paid (1) in cash, (2) in shares of the Common Stock of the Company already owned by the person exercising the Option, or (3) in any combination of cash and of such shares. In the event that such shares are delivered to pay for all or a portion of the Option exercise price, they shall be valued at the last sale price for the Common Stock on the New York Stock Exchange (or other registered stock exchange) as reported on the date of delivery of the shares in exercise of the Option, and any shares delivered in payment of the Option exercise price shall be free and clear from all restrictions on transfer, claims or purchase rights, except as the Administrators may affirmatively allow.

8.         Nontransferability of Options.
           -----------------------------

           Except as otherwise provided in this Section, no Option granted under the Plan shall be encumbered, assigned or otherwise transferred, otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of an Optionee only by him. The Administrators may, in their discretion, authorize all or a portion of the Options granted or to be granted to an Optionee to be on terms which permit transfer by such Optionee to (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"),
(ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) the stock option agreement pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in as manner consistent with this Section, and (y) subsequent transfers of transferred Options shall be prohibited otherwise than by will or the laws of descent and distribution.

           Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 2.1 hereof, the term "Optionee" shall be deemed to refer to the transferee. The provisions regarding duration of Options in Section 9 hereof shall continue to apply with respect to the original Optionee as to all Options granted to such Optionee, whether or not transferred pursuant to this Section.

9.         Duration of Options.
           -------------------

           Each Option shall expire not more than ten (10) years from its date of grant, but shall be subject to earlier termination:

           (a) in the event that the Optionee ceases to be a Director of the Company, an Option may thereafter be exercised by him only to the extent that under Section 10, the right to exercise the Option has accrued and is in effect, and only within the period of thirty (30) days after the Optionee ceases to be a Director; or
           (b) in the event that the Optionee dies while holding office as a Director or within the 30-day period described in paragraph (a), an Option granted to him may thereafter be exercised by his estate or by any person or persons who acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee, to the extent of the full number of shares covered by the Option, regardless of whether the Optionee at the time of this death was entitled to exercise the Option in full, but only within the period of ninety (90) days after his death.

10.        Time and Manner of Exercise.
           ---------------------------

           Options granted under the Plan shall not be exercisable for a period of six (6) months after their date of grant, but shall be immediately exercisable in full thereafter; provided, however, that (i) options may be exercised only during the periods beginning on the third business day following the date on which the Company releases for publication its annual or quarterly financial reports and ending on the twelfth business day following such date and
(ii) no Option shall be exercisable after ten (10) years from the date on which it was granted.

           To the extent that the right to exercise an Option has accrued and is in effect, the Option may be exercised in full at one time or in part from time to time by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of shares with respect to which the Option is being exercised, and accompanied by payment in full for such shares in accordance with Section 7. There shall be no such exercise at any one time as to fewer than two hundred (200) shares or all of the remaining shares then purchaseable by the person or persons exercising the Option, if fewer than two hundred (200) shares. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal Massachusetts office of the Company to the person or persons exercising the Option at such time, during ordinary business hours, after fifteen (15) days but not more than thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place or manner as may be agreed upon by the Company and the person or persons exercising the Option. Notwithstanding the foregoing, the Company may delay issuance of shares pursuant to an Option until the person exercising the Option has complied with all of the terms and conditions of the Plan and the applicable stock option agreement.

11.        Stock Option Agreement Required.
           -------------------------------

           Each Option granted under the Plan shall be evidenced by a written option agreement (the "Agreement") between the Company and the Optionee, in such form as the Administrators shall determine, which Agreements may but need not be identical, and which shall (i) comply with and be subject to the terms and conditions of the Plan and (ii) provide that the Optionee agrees to continue to serve as a Director of the Company during the term for which he was elected, and that during such term he will not, without the written consent of the Company, directly or indirectly, accept employment from, or engage in any work or activities as an employee, officer, director, agent, consultant, partner, proprietor or principal stockholder for any other corporation, person or entity having business substantially competitive to the business in which the Company or its Subsidiaries are then engaged. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrators. No Option shall be granted within the meaning of the Plan, and no purported grant of any Option shall be effective, until such an Agreement shall have been duly executed on behalf of the Company and the Director to whom the Option is to be granted.

12.        Purchase for Investment; Rights of Holder of Subsequent Registration.
           ---------------------------------------------------------------------

           Unless the shares to be issued upon exercise of an Option have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the shares issued to him pursuant to such exercise of the Option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company shall take such action at its own expense and may require reasonable indemnity to the Company and its officers and Directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein, or caused by omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made.

13.        Listing of Option Stock.
           -----------------------

           So long as the Common Stock of the Company is listed on the New York Stock Exchange or any other stock exchange, the Company shall take necessary steps so that the shares to be issued upon exercise of an Option are listed by such exchange, or will be so listed, upon notice of issuance.

14.        Effect of Option.
           ----------------

           The grant of an Option shall not entitle the Optionee to have or claim any rights of a stockholder of the Company, whether as to dividends, voting rights or otherwise. Neither the grant of an Option nor the making of any Agreement under the Plan shall confirm upon the Optionee any right with respect to continuation of his Directorship, nor shall it affect or restrict the right of the Company or any assuming or succeeding Company to terminate such Directorship at any time.

15.        Termination, Suspension, Amendment or Modification of the Plan.
           ---------------------------------------------------------------

           Unless sooner terminated as hereinafter provided, the Plan will terminate at the close of business on December 31, 2002.*

           The Board may at any time terminate or suspend the Plan or make such modification or amendment thereof as it deems advisable, provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the Commonwealth of Massachusetts, (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of shares for which Options may be granted under the Plan; or (iii) materially modify the requirements as to eligibility for participation in the Plan. In no event, however, may any provision of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) of the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility and who may participate in the Plan, the amount and price of shares for which Options may be granted or the timing of awards), be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his rights under an Option previously granted to him.

16.        Merger, Consolidation or Sale of the Entire Business of the Company.
           -------------------------------------------------------------------

           If before the expiration of the Plan, the Company shall merge with, consolidate in or with, or sell all or substantially all of its assets and business to another corporation

* amended on February 26, 2002
or entity (other than a company or entity which continues under the control of the same persons who were the stockholders or owners of the Company immediately prior to the event), all Options then outstanding shall become subject to exercise in full as of the effective date of said transaction.

17.        Compliance with Applicable Laws and Regulations.
           -----------------------------------------------

           Upon exercise of any Option granted hereunder, the person exercising the Option shall file any and all reports required of him under the Securities Exchange Act of 1934, as amended, or otherwise.